                                   VAN KAMPEN
                               EQUITY INCOME FUND



                               Semi-Annual Report
                                 June 30, 1998





                            [ARTWORK APPEARS HERE]




                                  Van Kampen
                                     Funds

-----------------------------------------
           Table of Contents
-----------------------------------------
Letter to Shareholders................. 1
Performance Results.................... 3
Glossary of Terms...................... 4
Portfolio Management Review............ 5
Portfolio Highlights................... 8
Portfolio of Investments............... 9
Statement of Assets and Liabilities....17
Statement of Operations................18
Statement of Changes in Net Assets.....19
Financial Highlights...................20
Notes to Financial Statements..........23


EQI SAR 8/98

--------------------------------------------------------------------------------
                            Letter to Shareholders
--------------------------------------------------------------------------------


                                                            [Photo Appears Here]
                                           Dennis J. McDonnell and Don G. Powell


July 16, 1998

Dear Shareholder,
     As you may know, Van Kampen American Capital is consolidating all of the retail mutual funds that we distribute under the single name of Van Kampen Funds. This move accompanies the change in our legal name to Van Kampen Funds Inc.
     You can be assured that the change in your fund's name will not affect its management or daily operations. You will begin seeing the application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

Economic Review
     The U.S. economy continued to expand at a robust pace despite a deepening recession in a number of Asian nations. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth later this year.
     Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.
     While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

Market Review
     U.S. stocks continued to post gains during the period, but the sharp variation in returns across industry groups reflected the growing impact of the Asian financial crisis on corporate profits. The Wilshire 5000 Index, consisting of all publicly traded U.S. companies, gained 14.68 percent during the first six months of 1998. Once again, most of the strength was concentrated in large-capitalization companies, as the S&P 500 Index of large stocks returned 17.67 percent during the period compared to 4.93 percent for the Russell 2000 Index of small-cap issues. Even large stocks, however, fell back significantly beginning in April as the Asian crisis intensified.

                                                           Continued on page two

     Companies with heavy exposure to domestic consumers benefited from a strong American economy, especially during the latter stages of the reporting period. Consumer cyclical stocks returned 28.94 percent during the first six months of 1998, compared to 6.35 percent for basic materials and 3.01 percent for energy issues. Eight of the ten top-performing industry groups during the second quarter were from consumer-related sectors. Meanwhile, the steep decline in energy and agricultural prices--a consequence of reduced demand from Asia--undermined the performance of commodity-related stocks. During the three months through June, five of the ten worst-performing industry sectors were from either energy, metals, or commodity-based industries.

Outlook
     We believe economic growth in the United States is likely to slow in coming months as the impact of the Asian crisis becomes more apparent. As growth decelerates, corporate profits will come under pressure, especially among larger companies. Given the difficult year-over-year earnings comparisons that will begin to appear in coming quarters, we caution investors not to expect a continuation of the large gains that have become almost routine for U.S. stocks in recent years. The high valuations and decelerating profit growth could limit returns in the equity market over the near term.
     Still, the overall environment for equities remains positive. Inflation is low, the economy continues to grow, the bond market is healthy, and monetary policy is stable. These characteristics usually support relatively high valuations in the stock market. We remain confident that the domestic equity asset class will continue to provide solid growth for investors with a long-term time horizon.
     Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.



Sincerely,




/s/ Don G. Powell                      /s/ Dennis J. McDonnell
Don G. Powell                          Dennis J. McDonnell
Chairman                               President
Van Kampen Asset Management Inc.       Van Kampen Asset Management Inc.

--------------------------------------------------------------------------------
            Performance Results for the Period Ended June 30, 1998
--------------------------------------------------------------------------------
                         Van Kampen Equity Income Fund


                                                A Shares   B Shares   C Shares
Total Returns
Six-month total return based on NAV/1/..........  12.99%     12.55%     12.69%
Six-month total return/2/.......................   6.52%      7.55%     11.69%
One-year average annual total return/2/.........  15.29%     16.33%     20.48%
Five-year average annual total return/2/........  16.40%     16.72%       N/A
Ten-year average annual total return/2/.........  14.27%       N/A        N/A
Life-of-Fund average annual total return/2/.....  11.52%     16.39%     17.16%
Commencement Date............................... 08/03/60   05/01/92   07/06/93




N/A = Not Applicable

1 Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

2 Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

The medium-grade debt securities in which the Fund may invest are subject to greater market risks and less assurance as to the ability of the issuer to meet principal and interest obligations than higher-rated securities. Debt securities rated in lower categories are considered high-risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well-assured.

Market forecasts provided in this report may not necessarily come to pass.

--------------------------------------------------------------------------------
                               Glossary of Terms
--------------------------------------------------------------------------------


Blue-chip stocks: Stocks of large, well-known companies that have a long record of growth. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

Dow Jones Industrial Average (DJIA): The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

Federal Reserve Board (the Fed): The governing body of the Federal Reserve
  System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

Growth investing: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

Market capitalization: The size of a company, as measured by the value of its stock. Morningstar, an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

Net asset value (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

P/E ratio: The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

Standard & Poor's 500-Stock Index: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

Valuation: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

Value investing: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below the value that value investors believe they are actually worth.

--------------------------------------------------------------------------------
                          Portfolio Management Review
--------------------------------------------------------------------------------

                         Van Kampen Equity Income Fund


We recently spoke with the management team of the Van Kampen Equity Income Fund about the key events and economic forces that shaped the markets during the six months ended June 30, 1998. The team is led by James A. Gilligan, portfolio manager, Scott Carroll, portfolio comanager, and Dennis J. McDonnell, president of the adviser. The following excerpts reflect their views on the Fund's performance during this time.

Q How would you describe the market environment in which the Fund operated during this six-month period?
A    We've witnessed a continuation of the conditions that dominated the market in late 1997. The currency crisis in Asia continued to capture investors' attention: fears about its impact on the U.S. market eased in the final months of last year, but were reactivated by cautionary comments from Federal Reserve Board Chairman Alan Greenspan in the second quarter of 1998. Despite distractions from across the ocean, the Dow Jones Industrial Average maintained its climb, reaching new highs and wowing investors. By mid-April, the Dow crept over the coveted 9000-point mark but fluctuated within a 200-point range above and below this record high in the final weeks of the reporting period.
     Although the market has been healthy and inflation continues to be nominal, earnings growth has slowed somewhat and reports of earnings disappointments have increased, particularly in those companies with exposure to Asia. The majority of companies reporting disappointing earnings were small-capitalization companies in the technology industry.


Q    How was the Fund's portfolio affected by these market conditions?
A    An increase in the level of large-scale, high-visibility merger and acquisition activity--encompassing banking, telephone, automotive, and airline industries--has further fueled the rise in market prices that we discussed in your last report. Speaking broadly, it's a much more expensive market than a year ago, which makes for a challenging environment for a value-oriented portfolio like this one. Our concern that valuations are overextended is certainly reflected in how we manage the portfolio. When searching for new portfolio holdings, we want to find stocks that we feel have a limited potential for downward movement that exhibit the potential for significant appreciation. On the flip side of the coin, we continually review the portfolio's existing holdings, replacing overvalued stocks with stocks that we believe have better value characteristics. We consult any number of sources before we decide that a position should be reduced or eliminated, including discussions with the company's management, key vendors and competitors, and research based on anecdotal evidence.

Q Tell us about some of the major sectors and specific holdings represented in the portfolio.
A    The Fund's largest sector weighting is in finance, an industry that was dominated by merger and acquisition activity during the period. Our most significant positions were Chase Manhattan, NationsBank, First Union, and Equitable Companies; we increased our holding in the latter position due to vastly improved results in the company's earnings. Both First Union and NationsBank announced major acquisitions during the period and turned in slightly disappointing returns as a result. We believe that, in the long run, investors will again reward these companies with higher share prices as their successes with consolidation are borne out in their earnings.
     Among the largest sectors in the Fund's portfolio is health care, which continues to be an exciting industry. Our largest holding, PacifiCare Health Systems, boasted a terrific return after a disappointing 1997, thanks to rate increases instituted in 1998 and the alleviation of cost pressures. American Home Products, another dominant holding, was also a good performer following the recall of its weight loss drug Redux. This sector has produced very few disappointments in the Fund's portfolio because of the underlying growth of the health-care industry, but we did reduce some positions due to high valuations.
     Unlike the previous two sectors, the technology industry was the source of more disappointments than successes, largely because of the upheaval in Asia. We've been particularly displeased with stocks in the semiconductor sector, which included VLSI, a mid-size position in the portfolio, and networking stocks such as 3Com and Cabletron Systems. However, the news wasn't all bad in technology: our largest stock, IBM, continued to hold its ground. As a large, established company focusing on growth in its services business, it was somewhat shielded from the big disappointments that plagued smaller hardware-oriented companies. This was also the case for Xerox, which continued to meet growth objectives during the period. Another large technology holding, Alcatel, performed very well as investors took notice of the positive changes ushered in by a new management.
     We continue to be pleased with developments in the utility industry, which is the second-largest sector represented in the portfolio. Telephone stocks in general turned in strong performances, partially buoyed by increased merger and acquisition activity. Electric stocks presented something of a mixed bag; one success was Northeast Utilities, which appreciated in anticipation of restarting one of the company's nuclear plants.
     Finally, we maintained a small but successful percentage of the portfolio in retail stocks. Our best-performing stock in this sector, and perhaps in the portfolio, was Tommy Hilfiger, which was added to the portfolio in late 1997. Overall, retail stocks performed very well during the period, buoyed by increases in consumer spending.
     In addition to the Fund's equity holdings, we also maintained approximately 17 percent of the Fund's net assets in fixed-income investments. This position, which is relatively unchanged from the portfolio's allocation at the beginning of the period, serves to defend the portfolio against volatility in the stock market. For additional Fund portfolio highlights, please refer to page eight.

Q    So, how did the Fund perform during the reporting period?
A    The Fund achieved a total return of 12.99 percent(1) (Class A shares at net asset value) for the six-month period ended June 30, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 17.67 percent, and the Lipper Equity Income Fund Average produced a total return of 9.36 percent for the same period. The S&P 500-Stock Index is a broad-based index that reflects the general performance of the stock market, and the Lipper Equity Income Fund Average reflects the average performance of the largest equity income funds. These indices are statistical composites that do not reflect any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page three for additional Fund performance results.

Q    What do you see happening in the market over the coming months?
A    We expect the market to be challenging through the end of 1998. Although the Dow has continued to set new record highs, estimates for 1998 corporate profits have been reduced. However, even though the turmoil in Asia is causing a slowdown in global economic growth, the economy at home is still relatively healthy. The job market is exceptionally tight, and while this has not had a significant impact in the reported wage inflation data, it is a reason for concern if continuing low unemployment gives rise to wage inflation. Meanwhile, the Fed has also expressed some concern about the level of appreciation in financial assets, particularly in the stock market.
     Although we monitor economic and market conditions carefully to gauge how they may affect the Fund, our focus remains unaltered: to continue to meet the Fund's objective of providing income and long-term growth of capital to Fund shareholders. We will continue to stay as fully invested as possible and manage the Fund's portfolio with an eye toward value and growth.





/s/ James A. Gilligan                  /s/ Dennis J. McDonnell
James A. Gilligan                      Dennis J. McDonnell
Portfolio Manager                      President
                                       Van Kampen Asset Management Inc.








                                              Please see footnotes on page three

--------------------------------------------------------------------------------
                              Portfolio Highlights
--------------------------------------------------------------------------------

                         Van Kampen Equity Income Fund

--------------------------------------------------------------------------------
Portfolio Holdings as a Percentage of Long-Term Investments
--------------------------------------------------------------------------------

                                                              Percentage of
                                       Top Ten Holdings     These Investments
                                      As of June 30, 1998     Six Months Ago
United States Treasury Notes................. 10.7%.............. 7.2%
Chase Manhattan Corp. .......................  2.3%.............. 1.7%
Aegon NV.....................................  1.8%.............. 1.1%
PacifiCare Health Systems....................  1.7%.............. 1.1%
ADT Operations, Inc. ........................  1.6%.............. 1.3%
Philip Morris Cos., Inc. ....................  1.6%.............. 1.8%
Equitable Cos., Inc. ........................  1.6%.............. 1.1%
American Home Products Corp. ................  1.5%.............. 0.8%
International Business Machines Corp. .......  1.5%.............. 1.7%
Alcatel Alsthom CGE..........................  1.4%.............. 0.9%


--------------------------------------------------------------------------------
Top Five Portfolio Holdings by Sector as a Percentage of Long-Term Investments
--------------------------------------------------------------------------------

As of June 30, 1998                    As of December 31, 1997
Finance....................... 18%     Finance............................. 18%
Utilities..................... 14%     Utilities........................... 12%
Health Care................... 12%     Technology.......................... 10%
Technology....................  9%     Health Care......................... 10%
Energy........................  7%     Energy.............................. 10%


--------------------------------------------------------------------------------
Asset Allocation as a Percentage of Total Investments
--------------------------------------------------------------------------------

As of June 30, 1998                                   [PIE CHARTS APPEARS HERE]
[ ] Stocks.........................  64%
[ ] Bonds..........................   7%
[ ] Convertibles...................   9%
[ ] United States Obligations......  10%
[ ] Cash Equivalents...............  10%


As of December 31, 1997
[ ] Stocks.........................  68%
[ ] Bonds..........................   9%
[ ] Convertibles...................   8%
[ ] United States Obligations......   7%
[ ] Cash Equivalents...............   8%

                           Portfolio of Investments

                           June 30, 1998 (Unaudited)

===============================================================================
Security Description                                    Shares     Market Value
-------------------------------------------------------------------------------
Common and Preferred Stocks 64.2%
Consumer Distribution 2.1%
Federated Department Stores, Inc. (a)................  366,800   $   19,738,425
Gap, Inc.............................................  318,050       19,599,831
Gymboree Corp. (a)...................................   86,500        1,311,016
                                                                 --------------
                                                                     40,649,272
                                                                 --------------
Consumer Durables 1.2%
Black & Decker Corp..................................  199,300       12,157,300
Newell Financial Trust, 144A - Convertible
  Preferred (b)......................................  185,000       10,776,250
                                                                 --------------
                                                                     22,933,550
                                                                 --------------
Consumer Non-Durables 5.6%
Adidas - ADR (Germany), 144A (b).....................   33,500        2,872,625
Benckiser NV, Class B - ADR (Netherlands) (a)........  232,500       14,342,344
Colgate - Palmolive Co...............................  170,200       14,977,600
Dole Food, Inc.......................................  200,000        9,937,500
Philip Morris Cos., Inc..............................  715,000       28,153,125
Ralston Purina Group.................................  144,600       16,891,088
Tommy Hilfiger Corp. (a).............................  237,700       14,856,250
Unilever NV - ADR (Netherlands)......................   94,800        7,483,275
                                                                 --------------
                                                                    109,513,807
                                                                 --------------
Consumer Services 2.5%
Capstar Broadcasting Corp., Class A (a)..............  351,800        8,838,975
Cognizant Corp.......................................  172,900       10,892,700
H & R Block, Inc.....................................  222,500        9,372,813
Hilton Hotels Corp...................................  260,000        7,410,000
News Corp.- Exchange Trust, 144A - Convertible
  Preferred (b)......................................   83,000        7,304,000
Sinclair Broadcast Group - Convertible Preferred.....   82,000        5,781,000
                                                                 --------------
                                                                     49,599,488
                                                                 --------------
Energy 5.2%
Coastal Corp.........................................  284,100       19,833,731
El Paso Natural Gas Co...............................  339,000       12,966,750
Exxon Corp...........................................  301,300       21,486,456
Mobil Corp...........................................  149,600       11,463,100
Texaco, Inc..........................................  357,700       21,350,219
Valero Energy Corp...................................  141,500        4,704,875

                                       9       See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

===============================================================================
Security Description                                    Shares     Market Value
-------------------------------------------------------------------------------
Energy (Continued)
YPF Sociedad Anonima, Class D - ADR (Argentina)......  359,400   $   10,804,463
                                                                 --------------
                                                                    102,609,594
                                                                 --------------
Finance 13.3%
Allstate Corp........................................   92,300        8,451,219
American General Corp................................  240,000       17,085,000
Arden Realty Group, Inc..............................  280,100        7,247,588
Avis Rent A Car, Inc. (a)............................  544,700       13,481,325
BankBoston Corp......................................  254,600       14,162,125
Chase Manhattan Corp.................................  527,800       39,848,900
Conseco, Inc.........................................  120,600        5,638,050
Conseco, Inc., PRIDES - Convertible Preferred........  160,000        8,480,000
Dresdner Bank AG - ADR (Germany).....................  156,600        8,358,525
Equitable Cos., Inc..................................  369,000       27,651,937
Everest Reinsurance Holdings, Inc....................  113,400        4,358,813
Exel Ltd.............................................  119,000        9,259,688
First Union Corp.....................................  320,000       18,640,000
Fleet Financial Group, Inc...........................  124,400       10,387,400
NationsBank Corp.....................................  291,000       22,261,500
PLC Capital Trust II, PRIDES - Convertible
 Preferred...........................................  130,000        8,125,000
Provident Cos., Inc..................................  123,700        4,267,650
Travelers Group, Inc.................................  166,500       10,094,063
Washington Mutual, Inc...............................  328,560       14,271,825
WBK Trust, STRYPES - Convertible Preferred...........  201,000        6,067,688
Weingarten Realty Investors..........................   48,000        2,007,000
                                                                 --------------
                                                                    260,145,296
                                                                 --------------
Healthcare 9.0%
Alza Corp. (a).......................................  127,000        5,492,750
American Home Products Corp..........................  507,400       26,257,950
Beckman Coulter, Inc.................................  186,100       10,840,325
Columbia / HCA Healthcare Corp.......................  219,900        6,404,588
Merck & Co., Inc.....................................   79,600       10,646,500
Mylan Laboratories, Inc..............................  392,800       11,808,550
PacifiCare Health Systems, Class B (a)...............  337,500       29,826,563
Pharmacia & Upjohn, Inc..............................  364,300       16,803,338

                                      10       See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

===============================================================================
Security Description                                    Shares     Market Value
-------------------------------------------------------------------------------
Healthcare (Continued)
Rhodia, SA - ADR (France) (a)........................  110,100   $    3,000,225
Rhone-Poulenc, SA, Warrants - ADR (France) (a).......  248,000        1,581,000
Rhone-Poulenc, SA, Class A - ADR (France)............  359,300       20,188,169
SmithKline Beecham Plc. - ADR (United Kingdom).......  195,300       11,815,650
St. Jude Medical, Inc................................  248,700        9,155,269
Watson Pharmaceuticals, Inc. (a).....................  250,200       11,681,213
                                                                 --------------
                                                                    175,502,090
                                                                 --------------
Producer Manufacturing 4.6%
AGCO Corp............................................  152,900        3,144,006
Allied Signal, Inc...................................  334,600       14,847,865
Flowserve Corp.......................................  170,900        4,208,413
Fluor Corp...........................................  144,000        7,344,000
Ingersoll Rand Co....................................  375,400       16,541,062
Philips Electronics NV - ADR (Netherlands)...........  217,400       18,479,000
USA Waste Services, Inc. (a).........................  296,800       14,654,500
Waste Management, Inc................................  283,100        9,908,500
                                                                 --------------
                                                                     89,127,346
                                                                 --------------
Raw Materials/Processing Industries 2.4%
Airgas, Inc. (a).....................................  118,100        1,697,688
BetzDearborn, Inc....................................  107,900        4,464,363
Boise Cascade Corp...................................  137,500        4,503,125
Crown Cork & Seal Co., Inc...........................  217,200       10,317,000
Fort James Corp......................................  154,900        6,893,050
Fresenius National Med Care, Inc., Class D -
  Preferred (a)......................................   12,000              780
Imperial Chemical Industries Plc. - ADR
  (United Kingdom)...................................  153,100        9,874,950
Raychem Corp.........................................  227,300        6,719,556
Stone Container Corp.................................  198,700        3,104,688
                                                                 --------------
                                                                     47,575,200
                                                                 --------------
Technology 6.8%
Alcatel Alsthom CGE - ADR (France)...................  620,900       25,262,869
BMC Software, Inc. (a)...............................  192,800       10,013,550
Computer Associates International, Inc...............  142,500        7,917,656

                                      11       See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

===============================================================================
Security Description                                    Shares     Market Value
-------------------------------------------------------------------------------
Technology (Continued)
First Data Corp...................................     261,100   $    8,697,894
International Business Machines Corp..............     222,000       25,488,375
International Rectifier Corp. (a).................     145,500        1,236,750
Micron Technology, Inc............................     135,900        3,372,019
Microsoft Corp. - Convertible Preferred...........      85,000        8,075,000
Quantum Corp. (a).................................     278,000        5,768,500
Texas Instruments, Inc............................     180,100       10,502,081
VLSI Technology, Inc. (a).........................     511,300        8,580,253
Xerox Corp........................................     131,800       13,394,175
Xilinx, Inc. (a)..................................     164,900        5,606,600
                                                                 --------------
                                                                    133,915,722
                                                                 --------------
Transportation 0.8%
Canadian National Railway Co......................     277,100       14,720,938
                                                                 --------------
Utilities 10.7%
AirTouch Communications, Inc. (a).................      60,400        3,529,625
BEC Energy........................................     421,100       17,475,650
BellSouth Corp....................................     249,500       16,747,688
Cincinnati Bell, Inc..............................     271,000        7,757,375
Consolidated Edison, Inc..........................     471,600       21,723,075
Edison International..............................     448,400       13,255,825
Entergy Corp......................................      19,300          554,875
FPL Group, Inc....................................     209,400       13,192,200
GPU, Inc..........................................     403,700       15,264,906
GTE Corp..........................................     200,200       11,136,125
Niagara Mohawk Power Corp.........................   1,009,600       15,080,900
Northeast Utilities...............................   1,458,900       24,710,119
P G & E Corp......................................     405,700       12,804,906
SBC Communications, Inc...........................     116,300        4,652,000
Sprint Corp.......................................     145,700       10,271,850
U.S. WEST Communications Group....................     453,300       21,305,100
                                                                 --------------
                                                                    209,462,219
                                                                 --------------
    Total Common and Preferred Stocks 64.2%......                 1,255,754,522
                                                                 --------------

                                      12       See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

Par
Amount
(000)    Description                             Coupon   Maturity  Market Value
--------------------------------------------------------------------------------
         Corporate Obligations 7.4%
         Consumer Distribution 0.3%
$ 6,000  Gruma SA De Cv (Mexico), 144A (b)......  7.625%  10/15/07   $ 5,751,600
                                                                     -----------
         Consumer Durables 0.5%
  3,000  Ford Motor Co. ........................  7.250   10/01/08     3,232,500
  3,000  Ford Motor Co. Delaware Note...........  9.000   09/15/01     3,265,800
  3,000  General Motors Corp. ..................  7.000   06/15/03     3,119,700
                                                                     -----------
                                                                       9,618,000
                                                                     -----------
         Consumer Services 1.1%
 10,000  Clear Channel Communications...........  6.625   06/15/08    10,005,000
 10,000  Cox Communications, Inc. ..............  7.250   11/15/15    10,736,000
                                                                     -----------
                                                                      20,741,000
                                                                     -----------
         Energy 1.1%
  5,000  Enron Corp. ...........................  9.125   04/01/03     5,568,000
  4,000  Occidental Petroleum Corp. ............ 10.125   11/15/01     4,478,960
  2,500  Texaco Capital, Inc. ..................  8.250   10/01/06     2,868,750
  5,500  Texas Eastern Transmission Corp. ......  8.250   10/15/04     6,059,350
  2,000  Western Atlas, Inc. ...................  7.875   06/15/04     2,170,400
                                                                     -----------
                                                                      21,145,460
                                                                     -----------
         Finance 0.1%
  2,000  General Electric Capital Corp. ........   8.900  09/15/04     2,287,200
                                                                     -----------
         Producer Manufacturing 0.1%
  1,500  Reliance Electric Co. .................   6.800  04/15/03     1,546,943
                                                                     -----------
         Raw Materials/Processing Industries 1.4%
  5,000  Crown Cork & Seal Finance Plc. ........   7.000  12/15/06     5,187,500
  5,000  Crown Cork & Seal, Inc. ...............   8.375  01/15/05     5,537,900
  5,000  Georgia Pacific Corp. .................   9.500  05/15/22     5,740,500
 10,000  ICI North America, Inc. ...............   8.875  11/15/06    11,571,000
                                                                     -----------
                                                                      28,036,900
                                                                     -----------
         Retail 0.2%
  4,000  May Department Stores Co. .............   8.375  08/01/24     4,553,600
                                                                     -----------

                                        13     See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

================================================================================================
Par
Amount
(000)        Description                                      Coupon      Maturity  Market Value
------------------------------------------------------------------------------------------------
             Technology 0.7%
   $ 4,000   Philips Electronics NV (Netherlands)                7.750%   04/15/04  $  4,296,400
    10,000   Raytheon Co.....................................    6.750    08/15/07    10,301,000
                                                                                    ------------
                                                                                      14,597,400
                                                                                    ------------

             Transportation 0.3%
     5,000   Norfolk Southern Corp...........................    7.350    05/15/07     5,382,500
                                                                                    ------------
             Utilities 1.6%
     5,000   360 Communications Co...........................    7.125    03/01/03     5,189,500
    10,000   Century Telephone Enterprises, Inc..............    6.300    01/15/08     9,898,000
     4,000   Compania De Telocomunicaciones (Chile)..........    7.625    07/15/06     4,004,000
     1,000   Tennessee Valley Authority, Series G............    8.625    11/15/29     1,139,900
    10,000   Worldcom, Inc...................................    7.750    04/01/07    10,846,800
                                                                                    ------------
                                                                                      31,078,200
                                                                                    ------------
                  Total Corporate Obligations 7.4%................................   144,738,803
                                                                                    ------------
             Convertible Corporate Obligations 8.6%
             Consumer Durables 0.7%
---------------------------------------------------------------------------------------------------------------------
    26,000   Deutsche Bank Finance Netherlands, 144A
             (Convertible into 134,550 Daimler Benz
             common shares) (b)..............................        *    02/12/17    14,495,000
                                                                                    ------------
             Consumer Services 1.5%
    17,000   ADT Operations, Inc., LYON
             (Convertible into 461,992
             Tyco International Ltd. common shares)..........        *    07/06/10    28,602,500
                                                                                    ------------
             Finance 2.5%
     5,000   Aegon NV, 144A (Convertible into 360,000
             common shares) (b)..............................    4.750    11/01/04    31,000,000

     8,160   Berkshire Hathaway, Inc. (Convertible into 244,121
             Travelers Group, Inc. common shares)............    1.000    12/03/01    14,769,600
   STRYPES   Merrill Lynch & Co., Inc., 94,500 shares
             (Convertible into 77,452 Cox Communications,
             Inc. common shares).............................    6.000    06/01/99     3,791,812
                                                                                   -------------
                                                                                      49,561,412
                                                                                   -------------

                                       14      See Notes to Financial Statement

                           Portfolio of Investments (Continued)

                                June 30, 1998 (Unaudited)
==========================================================================================
Par
Amount
(000)      Description                              Coupon    Maturity       Market Value
------------------------------------------------------------------------------------------
           Healthcare 1.6%
$ 12,000   Alza Corp., LYON (Convertible
           into 155,844 common shares)............    *       07/14/14      $    7,050,000

  43,500   Roche Holdings, Inc., LYON
           (Convertible into 206,347
           common shares).........................    *       04/20/10          24,903,750
                                                                            --------------
                                                                                31,953,750
                                                                            --------------

           Pharmaceuticals 0.2%
   2,090   Sandoz, Ltd. 144A (Convertible
           into 1,958 common shares) (b)..........  2.000%    10/06/02           3,310,038
                                                                            --------------

           Producer Manufacturing 0.4%
   8,000   WMX Technologies, Inc. (Convertible
           into 151,252 Waste Management, Inc.
           common shares).........................  2.000     01/24/05           7,690,000
                                                                            --------------

           Raw Materials/Processing
           Industries 1.0%
  18,401   APP Finance VII, 144A (Convertible
           into 1,066,724 common shares) (b)......  3.500     04/30/03          14,858,808

   7,500   RPM Convertibles, Inc., LYON
           (Convertible into 228,902 Asia
           Pulp & Paper Co. Ltd. common
           shares)................................    *       09/30/12           3,918,750
                                                                            --------------
                                                                                18,777,558
                                                                            --------------

           Technology 0.7%
  24,000   Hewlett Packard Co., LYON, 144A
           (Convertible into 130,320 common
           shares) (b)............................    *       10/14/17          12,840,000
                                                                            --------------
              Total Convertible Corporate
              Obligations 8.6%........................................         167,230,258
                                                                            --------------

           United States Obligations 9.6%
  10,000   United States Treasury Notes...........  6.125     08/15/07          10,409,900
  90,000   United States Treasury Notes...........  6.250     10/31/01          91,834,200
  12,000   United States Treasury Notes...........  6.375     07/15/99          12,107,760
  68,000   United States Treasury Notes...........  6.875     05/15/06          73,668,480
                                                                            --------------
              Total United States Obligations.........................         188,020,340
                                                                            --------------

Total Long-Term Investments 89.8%
(Cost $1,396,463,761).................................................       1,755,743,923
                                                                            --------------

                                      15       See Notes to Financial Statements

                           June 30, 1998 (Unaudited)


==============================================================================================================================
Description                                                                                                       Market Value
------------------------------------------------------------------------------------------------------------------------------
Short-Term Investments 9.5%
Commercial Paper 1.0%
General Electric Capital Corp. ($20,000,000 par, yielding 6.254%, 07/01/98 maturity)..........................  $   19,996,527
                                                                                                                --------------
Repurchase Agreements 2.9%
BA Securities ($31,810,000 par, collateralized by U.S. Government obligations
in a pooled cash account, dated 06/30/98, to be sold on 07/01/98 at $31,815,346)..............................      31,810,000

DLJ Mortgage Acceptance Corp. ($7,173,000 par, collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/98, to be sold on 07/01/98
at $7,174,096)................................................................................................       7,173,000

Swiss Bk Corp ($17,105,000 par, collateralized by U.S. Government obligations in
a pooled cash account, dated 06/30/98, to be sold on 07/01/98 at $17,107,756).................................      17,105,000
                                                                                                                --------------
Total Repurchase Agreements...................................................................................      56,088,000
                                                                                                                --------------
United States Agencies 5.6%
Federal Home Loan Mortgage Discount Notes
($15,000,000 par, yielding 5.413%, 07/02/98 maturity).........................................................      14,995,583

Federal Home Loan Mortgage Discount Notes
($20,000,000 par, yielding 5.444%, 07/17/98 maturity).........................................................      19,949,094

Federal Home Loan Mortgage Discount Notes
($25,000,000 par, yielding 5.482%, 07/31/98 maturity).........................................................      24,882,888

Federal Home Loan Mortgage Discount Notes
($20,000,000 par, yielding 5.486%, 08/04/98 maturity).........................................................      19,894,221

Federal National Mortgage Association Discount Notes
($30,675,000 par, yielding 5.482%, 07/15/98 maturity).........................................................      30,605,214
                                                                                                                --------------
Total United States Agencies..................................................................................     110,327,000
                                                                                                                --------------
Total Short-Term Investments
  (Cost $186,411,527).........................................................................................     186,411,527
                                                                                                                --------------
Total Investments 99.3%
  (Cost $1,582,875,288).......................................................................................   1,942,155,450
                                                                                                                --------------
Other Assets in Excess of Other Liabilities 0.7%..............................................................      13,893,006
                                                                                                                --------------

Net Assets 100.0%.............................................................................................  $1,956,048,456
                                                                                                                ==============

*    Zero coupon bond

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

LYON - Liquid yield option note.

PRIDES - Preferred redeemable interest dividend equity security, traded in shares.

STRYPES - Structured yield product exchangeable for stock, traded in shares.


                                      16       See Notes to Financial Statements

                      Statement of Assets and Liabilities

                           June 30, 1998 (Unaudited)
================================================================================


Assets:
Total Investments (Cost $1,582,875,288).......................... $1,942,155,450
Cash.............................................................          3,855
Receivables:
  Investments Sold...............................................     10,348,944
  Fund Shares Sold...............................................      5,619,349
  Interest.......................................................      4,882,184
  Dividends......................................................      1,710,895
Other............................................................        164,368
                                                                  --------------
     Total Assets................................................  1,964,885,045
                                                                  --------------
Liabilities:
Payables:
  Fund Shares Repurchased........................................      4,054,262
  Distributor and Affiliates.....................................      1,934,694
  Investments Purchased..........................................        908,544
  Investment Advisory Fee........................................        580,349
  Variation Margin on Futures....................................        488,750
  Income Distributions...........................................        291,343
Accrued Expenses.................................................        411,889
Trustees' Deferred Compensation and Retirement Plans.............        166,758
                                                                  --------------
     Total Liabilities...........................................      8,836,589
                                                                  --------------
Net Assets....................................................... $1,956,048,456
                                                                  ==============
Net Assets Consist of:
Capital.......................................................... $1,510,938,369
Net Unrealized Appreciation......................................    360,244,794
Accumulated Net Realized Gain....................................     79,155,504
Accumulated Undistributed Net Investment Income..................      5,709,789
                                                                  --------------
Net Assets....................................................... $1,956,048,456
                                                                  ==============
Maximum Offering Price Per Share:
  Class A Shares:

     Net asset value and redemption price per share (Based on
     net assets of $774,473,973 and 96,424,358 shares of
     beneficial interest issued and outstanding)................. $         8.03
     Maximum sales charge (5.75%* of offering price).............            .49
                                                                  --------------
     Maximum offering price to public............................ $         8.52
                                                                  ==============
  Class B Shares:

     Net asset value and offering price per share (Based on
     net assets of $1,092,958,631 and 136,892,279 shares of
     beneficial interest issued and outstanding)................. $         7.98
                                                                  ==============
  Class C Shares:

     Net asset value and offering price per share (Based on
     net assets of $88,615,852 and 11,098,364 shares of
     beneficial interest issued and outstanding)................. $         7.98
                                                                  ==============

*On sales of $50,000 or more, the sales charge will be reduced.


                                      17       See Notes to Financial Statements

                            Statement of Operations

              For the Six Months Ended June 30, 1998 (Unaudited)
================================================================================


Investment Income:
Interest.........................................................   $ 16,942,823
Dividends........................................................     11,076,508
                                                                    ------------
     Total Income................................................     28,019,331
                                                                    ------------
Expenses:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $856,543, $5,010,684 and $410,137, respectively).      6,277,364
Investment Advisory Fee..........................................      3,315,179
Shareholder Services.............................................      1,418,338
Custody..........................................................         46,624
Trustees' Fees and Expenses......................................         27,141
Legal............................................................         22,444
Other............................................................        436,829
                                                                    ------------
     Total Expenses..............................................     11,543,919
                                                                    ------------
Net Investment Income............................................   $ 16,475,412
                                                                    ============
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
     Investments.................................................   $ 72,357,840
     Futures.....................................................      8,400,150
                                                                    ------------
Net Realized Gain................................................     80,757,990
                                                                    ------------

Unrealized Appreciation/Depreciation:
     Beginning of the Period.....................................    245,432,645
                                                                    ------------
     End of the Period:
     Investments.................................................    359,280,162
     Futures.....................................................        964,632
                                                                    ------------
                                                                     360,244,794
                                                                    ------------
Net Unrealized Appreciation During the Period....................    114,812,149
                                                                    ------------
Net Realized and Unrealized Gain.................................   $195,570,139
                                                                    ============
Net Increase in Net Assets From Operations.......................   $212,045,551
                                                                    ============


                                        18     See Notes to Financial Statements

                       Statement of Changes in Net Assets

                   For the Six Months Ended June 30, 1998 and
                  the Year Ended December 31, 1997 (Unaudited)

===================================================================================================
                                                              Six Months Ended          Year Ended
                                                                 June 30, 1998   December 31, 1997
---------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.......................................    $   16,475,412      $   23,048,492
Net Realized Gain...........................................        80,757,990         184,609,912
Net Unrealized Appreciation During the Period...............       114,812,149          85,825,819
                                                                --------------      --------------
    Change in Net Assets from Operations....................       212,045,551         293,484,223
                                                                --------------      --------------
Distributions from Net Investment Income....................       (12,831,547)        (24,018,109)
Distributions in Excess of Net Investment Income............               -0-          (2,400,068)
                                                                --------------      --------------
Distributions from and in Excess of Net Investment Income*..       (12,831,547)        (26,418,177)
Distributions from Net Realized Gain*.......................       (17,794,426)       (181,941,214)
                                                                --------------      --------------
    Total Distributions.....................................       (30,625,973)       (208,359,391)
                                                                --------------      --------------
Net Change in Net Assets
  from Investment Activities................................       181,419,578          85,124,832
                                                                --------------      --------------
From Capital Transactions
Proceeds from Shares Sold...................................       459,283,232         436,926,312
Value Received from Shares Issued in Merger.................               -0-          21,732,117
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.....................................        27,728,944         188,548,998
Cost of Shares Repurchased..................................      (335,038,624)       (269,846,748)
                                                                --------------      --------------
Net Change in Net Assets
  from Capital Transactions.................................       151,973,552         377,360,679
                                                                --------------      --------------
Total Increase in Net Assets................................       333,393,130         462,485,511
Net Assets:
Beginning of the Period.....................................     1,622,655,326       1,160,169,815
                                                                --------------      --------------
End of the Period (Including accumulated undistributed net
  investment income of $5,709,789 and $2,065,924
  respectively).............................................    $1,956,048,456      $1,622,655,326
                                                                ==============      ==============


                                                              Six Months Ended          Year Ended
*Distributions by Class                                          June 30, 1998   December 31, 1997
---------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
    Class A Shares..........................................    $   (6,499,567)     $  (12,849,167)
    Class B Shares..........................................        (5,854,247)        (12,509,687)
    Class C Shares..........................................          (477,733)         (1,059,323)
                                                                --------------      --------------
                                                                $  (12,831,547)     $  (26,418,177)
                                                                ==============      ==============
Distributions from Net Realized Gain:
    Class A Shares..........................................    $   (7,022,502)     $  (71,711,304)
    Class B Shares..........................................        (9,950,358)       (101,660,017)
    Class C Shares..........................................          (821,566)         (8,569,893)
                                                                --------------      --------------
                                                                $  (17,794,426)     $ (181,941,214)
                                                                ==============      ==============

                                      19       See Notes to Financial Statements

                              Financial Highlights

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

================================================================================

                                                                             Year Ended December 31,
                                                 Six Months Ended    ----------------------------------------
Class A Shares                                      June 30, 1998       1997       1996       1995       1994
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..............    $ 7.242    $ 6.740    $  6.31    $  5.16    $  5.55
                                                          -------    -------    -------    -------    -------
  Net Investment Income...............................       .085       .152       .158        .20        .21
  Net Realized and Unrealized Gain/Loss...............       .852      1.435       .796      1.458      (.317)
                                                          -------    -------    -------    -------    -------
Total from Investment Operations......................       .937      1.587       .954      1.658      (.107)
                                                          -------    -------    -------    -------    -------
Less:
  Distributions from and in Excess
    of Net Investment Income..........................       .070       .168       .156       .188      .1855
  Distributions from Net Realized Gain................       .077       .917       .368        .32      .0975
                                                          -------    -------    -------    -------    -------
Total Distributions...................................       .147      1.085       .524       .508       .283
                                                          -------    -------    -------    -------    -------
Net Asset Value, End of the Period....................    $ 8.032    $ 7.242    $ 6.740    $  6.31    $  5.16
                                                          =======    =======    =======    =======    =======
Total Return (a)......................................     12.99%*    24.13%     15.55%     32.57%     (1.98%)
Net Assets at End of the Period (In millions).........    $ 774.5    $ 638.1    $ 471.8    $ 349.9    $ 240.5
Ratio of Expenses to Average Net Assets (b)...........       .83%       .86%       .97%       .95%      1.02%
Ratio of Net Investment Income to
  Average Net Assets (b)..............................      2.30%      2.09%      2.50%      3.43%      3.60%
Portfolio Turnover....................................        32%*       86%        99%        92%        92%


  * Non-annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1993 through 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                      20       See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

================================================================================

                                                                             Year Ended December 31,
                                                 Six Months Ended    ----------------------------------------
Class B Shares                                      June 30, 1998       1997       1996       1995       1994
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..............   $  7.203    $ 6.713    $  6.30    $  5.16   $   5.55
                                                         --------    -------    -------    -------    -------
  Net Investment Income...............................       .058       .100       .113        .15        .13
  Net Realized and Unrealized Gain/Loss...............       .844      1.423       .784      1.458      (.277)
                                                         --------    -------    -------    -------    -------
Total from Investment Operations......................       .902      1.523       .897      1.608      (.147)
                                                         --------    -------    -------    -------    -------
Less:
  Distributions from and in Excess
  of Net Investment Income............................       .044       .116       .116       .148      .1455
  Distributions from Net Realized Gain................       .077       .917       .368        .32      .0975
                                                         --------    -------    -------    -------    -------
Total Distributions...................................       .121      1.033       .484       .468       .243
                                                         --------    -------    -------    -------    -------
Net Asset Value, End of the Period....................   $  7.984    $ 7.203    $ 6.713    $  6.30    $  5.16
                                                         ========    =======    =======    =======    =======
Total Return (a)......................................     12.55%*    23.23%     14.56%      31.51     (2.70%)
Net Assets at End of the Period (In millions).........   $1,092.9    $ 908.7    $ 633.3    $ 408.9    $ 242.0
Ratio of Expenses to Average Net Assets (b)...........      1.59%      1.64%      1.74%      1.75%      1.82%
Ratio of Net Investment Income to
  Average Net Assets (b)..............................      1.54%      1.32%      1.74%      2.62%      2.82%
Portfolio Turnover....................................        32%*       86%        99%        92%        92%

  *  Non-annualized.

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1993 through 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                      21       See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

================================================================================

                                                                             Year Ended December 31,
                                                 Six Months Ended    ----------------------------------------
Class C Shares                                      June 30, 1998       1997       1996       1995       1994
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..............    $ 7.204    $ 6.713    $  6.30    $  5.16    $  5.55
                                                          -------    -------    -------    -------    -------
  Net Investment Income...............................       .058       .100       .113        .15        .14
  Net Realized and Unrealized Gain/Loss...............       .843      1.424       .784      1.458      (.287)
                                                          -------    -------    -------    -------    -------
Total from Investment Operations......................       .901      1.524       .897      1.608      (.147)
                                                          -------    -------    -------    -------    -------
Less:
  Distributions from and in Excess
  of Net Investment Income............................       .044       .116       .116       .148      .1455
  Distributions from Net Realized Gain................       .077       .917       .368        .32      .0975
                                                          -------    -------    -------    -------    -------
Total Distributions...................................       .121      1.033       .484       .468       .243
                                                          -------    -------    -------    -------    -------
Net Asset Value, End of the Period....................    $ 7.984    $ 7.204    $ 6.713    $  6.30    $  5.16
                                                          =======    =======    =======    =======    =======
Total Return (a)......................................     12.69%*    23.23%     14.56%     31.51%     (2.70%)
Net Assets at End of the Period (In millions).........    $  88.6    $  75.8    $  55.2    $  38.3    $  26.9
Ratio of Expenses to Average Net Assets (b)...........      1.59%      1.64%      1.74%      1.76%      1.82%
Ratio of Net Investment Income to
  Average Net Assets (b)..............................      1.54%      1.32%      1.73%      2.63%      2.83%
Portfolio Turnover....................................        32%*       86%        99%        92%        92%

  *  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the period ended December 31, 1993 and the years ended December 31, 1994 through 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                      22       See Notes to Financial Statements

                         Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================


1. Significant Accounting Policies

Van Kampen Equity Income Fund, formerly known as Van Kampen American Capital Equity Income Fund, (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek the highest possible income consistent with safety of principal by investing primarily in income-producing equity instruments and other debt securities issued by a wide group of companies in many different industries. The Fund commenced investment operations on August 3, 1960. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1992 and July 6, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Fixed income investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1998, there were no when issued or delayed delivery purchase commitments.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily

                           June 30, 1998 (Unaudited)
================================================================================

aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $1,583,374,425, the aggregate gross unrealized appreciation is $386,425,364 and the aggregate gross unrealized depreciation is $27,644,339, resulting in net unrealized appreciation on investments of $358,781,025.

     Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

E. Distribution of Income and Gains-The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

                           June 30, 1998 (Unaudited)
================================================================================

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


Average Daily Net Assets                                             % Per Annum
================================================================================
First $150 million................................................... .50 of 1%
Next $100 million.................................................... .45 of 1%
Next $100 million.................................................... .40 of 1%
Over $350 million.................................................... .35 of 1%

     For the six months ended June 30, 1998, the Fund recognized expenses of approximately $22,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the six months ended June 30, 1998, the Fund recognized expenses of approximately $171,400 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

     Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund recognized expenses of approximately $1,084,700. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

     At June 30, 1998, Van Kampen owned 223 shares of Class A and 224 shares each of Classes B and C, respectively.

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                           June 30, 1998 (Unaudited)
===============================================================================
  At June 30, 1998, capital aggregated $574,055,362, $867,693,107 and
$69,189,900 for Classes A, B, and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                                  Shares         Value
==========================================================
Sales:
  Class A.......................  38,475,778   $ 301,005,988
  Class B.......................  18,783,750     144,602,230
  Class C.......................   1,785,699      13,675,014
                                  ----------   -------------
  Total Sales...................  59,045,227   $ 459,283,232
                                  ==========   =============
Dividend Reinvestment:
  Class A.......................   1,565,446   $  12,280,519
  Class B.......................   1,842,650      14,364,576
  Class C.......................     138,889       1,083,849
                                  ----------   -------------
  Total Dividend Reinvestment...   3,546,985   $  27,728,944
                                  ==========   =============
Repurchases:
  Class A....................... (31,721,093)  $(248,677,088)
  Class B.......................  (9,888,509)    (76,060,411)
  Class C.......................  (1,354,901)    (10,301,125)
                                  ----------   -------------
  Total Repurchases............. (42,964,503)  $(335,038,624)
                                  ==========   =============

  At December 31, 1997, capital aggregated $509,445,943, $784,786,712 and
$64,732,162 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                  Shares         Value
==========================================================
Sales:
  Class A.....................  25,583,186   $191,217,108
  Class B.....................  29,915,227    221,594,137
  Class C.....................   3,239,213     24,115,067
                                ----------   ------------
Total Sales...................  58,737,626   $436,926,312
                                ==========   ============

                           June 30, 1998 (Unaudited)
=============================================================


                                    Shares         Value
=============================================================
Shares Issued in Merger:
  Class A........................  1,531,079   $  10,227,602
  Class B........................  1,542,761      10,259,360
  Class C........................    187,242       1,245,155
                                  ----------   -------------
Total Shares Issued in Merger....  3,261,082   $  21,732,117
                                  ==========   =============
Dividend Reinvestment:
  Class A........................ 10,787,829   $  77,160,579
  Class B........................ 14,561,001     103,558,871
  Class C........................  1,100,953       7,829,548
                                  ----------   -------------
Total Dividend Reinvestment...... 26,449,783   $ 188,548,998
                                  ==========   =============
Repurchases:
  Class A........................(19,786,873)  $(147,745,099)
  Class B........................(14,197,582)   (105,642,498)
  Class C........................ (2,216,230)    (16,459,151)
                                  ----------     -----------
Total Repurchases................(36,200,685)  $(269,846,748)
                                  ==========     ===========

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.


                                   Contingent Deferred
                                      Sales Charge
                                   -------------------
Year of Redemption                 Class B  Class C
======================================================

First.............................. 5.00%    1.00%
Second............................. 4.00%     None
Third.............................. 3.00%     None
Fourth............................. 2.50%     None
Fifth.............................. 1.50%     None
Sixth and Thereafter...............  None     None
------------------------------------------------------

     For the six months ended June 30, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $345,200 and CDSC on redeemed shares of approximately $706,000. Sales charges do not represent expenses of the Fund.

                           June 30, 1998 (Unaudited)
================================================================================
4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $609,918,647 and $530,197,137, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
   The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.
   Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Option Contracts--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

B. Futures Contracts--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                           June 30, 1998 (Unaudited)

================================================================================

     Transactions in futures contracts for the six months ended June 30, 1998, were as follows:

                                                                       Contracts
================================================================================
Outstanding at December 31, 1997........................................    134
Futures Opened..........................................................    695
Futures Closed..........................................................   (599)
                                                                           ----
Outstanding at June 30, 1998............................................    230
                                                                           ====

     The futures contracts outstanding at June 30, 1998, and the description and unrealized appreciation are as follows:

                                                                     Unrealized
                                                        Contracts  Appreciation
================================================================================
Long Contracts -- September 1998 S&P 500 Index Futures
 (Current Notional Value of $285,750 per contract).....       230      $964,632
                                                        =========  ============

6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1998, are payments retained by Van Kampen of approximately $3,217,400.

                               Van Kampen Funds

EQUITY FUNDS
Domestic
  Aggressive Equity
  Aggressive Growth
  American Value
  Comstock
  Emerging Growth
  Enterprise
  Equity Growth
  Equity Income
  Growth
  Growth and Income
  Harbor
  Pace
  Real Estate Securities
  U.S. Real Estate
  Utility
  Value

International/Global
  Asian Growth
  Emerging Markets
  Global Equity
  Global Equity Allocation
  Global Managed Assets
  International Magnum
  Latin American

FIXED-INCOME FUNDS
Income
  Corporate Bond
  Global Fixed Income
  Global Government Securities
  Government Securities
  High Income Corporate Bond
  High Yield
  High Yield & Total Return
  Limited Maturity Government
  Short-Term Global Income
  Strategic Income
  U.S. Government
  U.S. Government Trust for Income
  Worldwide High Income

Tax Exempt Income
  California Insured Tax Free
  Florida Insured Tax Free Income
  High Yield Municipal
  Insured Tax Free Income
  Intermediate Term Municipal Income
  Municipal Income
  New York Tax Free Income
  Pennsylvania Tax Free Income
  Tax Free High Income

Capital Preservation and
Senior Loan Funds
  Prime Rate Income Trust
  Reserve
  Senior Floating Rate
  Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

 .  visit our web site at www.van-kampen.com--to view prospectuses, select
   Investors' Place, then Download a Prospectus

 . call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

 .  e-mail us by visiting www.van-kampen.com and selecting Investors' Place

                         Van Kampen Equity Income Fund

Board of  Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Don G. Powell*
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen*-Chairman

Officers

Dennis J. McDonnell*
  President
Ronald A. Nyberg*
  Vice President and Secretary
Edward C. Wood, III*
  Vice President and Chief Financial Officer
Curtis W. Morell*
  Vice President and Chief Accounting Officer
John L. Sullivan*
  Treasurer
Tanya M. Loden*
  Controller
Peter W. Hegel*
Paul R. Wolkenberg*
  Vice Presidents

Investment Adviser

Van Kampen
Asset Management Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

Van Kampen Investor
Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

PricewaterhouseCoopers LLP
200 E. Randolph Drive
Chicago, IL 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998
    All rights reserved.

 SM denotes a service mark of
    Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report if used with prospective investors, must be accompanied by a quarterly performance update.

                         Van Kampen Equity Income Fund

This Page Intentionally Left Blank

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181